Exhibit 10.33

AMENDMENT #2 TO RECEIVABLES PURCHASE AND SALE AGREEMENT

THIS AMENDMENT #2 (this "Amendment") is entered into by the undersigned parties as of July 19, 2002 with respect to the Receivables Purchase and Sale Agreement dated as of October 25, 2000 (as amended, the "Sale Agreement"), by and among Mohawk Carpet Corporation, a Delaware corporation, Mohawk Commercial, Inc., a Delaware corporation, Durkan Patterned Carpets, Inc., a Georgia corporation, Mohawk Carpet of Texas, L.P., a Delaware limited partnership and Mohawk Factoring, Inc., a Delaware corporation.  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Sale Agreement.

PRELIMINARY STATEMENTS

On the terms and subject to the conditions hereinafter set forth, each of the parties wishes to amend the Sale Agreement to amend the definition of Receivable.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment.

1.1.          The Sale Agreement is hereby amended by amending the first proviso in the definition of "Receivable" to read "provided however, in no event shall the term "Receivable" include (i) any Receivables for which Kmart Corporation, Builders Square, Inc. or Sourcing & Technical Services, Inc. is the Obligor, (ii) any Factored Receivables or (iii) any Receivable coming into existence after the Termination Date."

1.2           The Sale Agreement is hereby amended by adding the following new subsection (f) immediately at the end of Section 4:

"(f)          K-Mart Receivables.  Such Originator will not sell any Receivables for which any of Kmart Corporation (including without limitation, Kmart Corporation d/b/a Kmart Fashions), Builders Square, Inc. or Sourcing & Technical Services, Inc., is the Obligor to The CIT Group/Commercial Services, Inc. or any of its affiliates ("CIT") on or before the date on which CIT and the Agent have entered into an intercreditor agreement in form and substance satisfactory to the Agent unless payments in respect of such Receivables will not be directed to a Collection Account or Lock-Box."

2.             Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent, as Buyer's assignee, shall have received counterparts hereof duly executed by each of the parties to the Sale Agreement.

3.             Scope of Amendment. Except as expressly amended hereby, the Sale Agreement remains in full force and effect in accordance with its terms and this Amendment to the Sale Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.             Governing Law. This Amendment and the Sale Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of Georgia.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

6.             No rating Agency Condition.  By signing below, the Agent confirms that this Amendment will not require satisfaction of the Rating Agency Condition.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to Receivables Purchase and Sale Agreement to be executed and delivered by their duly authorized officers as of the date hereof .

Mohawk Carpet Corporation

By:

Name:

Title:

Mohawk Commercial, Inc.

By:

Name:

Title:

Durkan Patterned Carpets, Inc.

By:

Name:

Title:

Mohawk Carpet of Texas, LP.

By:  Mohawk Carpet Corporation, its general partner

By:

Name:

Title:

MOHAWK FACTORING, INC.

By:

Name:  ________________________

Title:  _________________________